Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          May 31, 1999
Current Due Period Ending                           Jun 30, 1999
Prior Distribution Date                             Jun 14, 1999
Distribution Date                                   Jul 14, 1999

Beginning Trust Principal Receivables           4,245,127,761.54
Average Principal Receivables                   4,234,126,645.31
FC&A Collections (Includes Recoveries)             67,883,852.92
Principal Collections                             133,623,976.88
Additional Balances                                59,174,127.64
Net Principal Collections                          74,449,849.24
Defaulted Amount                                   28,633,033.92
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,403,950.00

Beginning Participation Invested Amount           734,740,691.87
Beginning Participation Unpaid Principal          734,740,691.86
Balance
Ending Participation Invested Amount              716,852,897.00
Ending Participation Unpaid Principal Balance     716,852,896.99

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.990%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 734,740,691.87
Numerator for Fixed Allocation                    752,707,999.57
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Applicable Allocation Percentage                        17.3528%
Investor FC&A Collections                          11,779,767.88

Series Participation Interest Default Amount
Numerator for Floating Allocation                 734,740,691.87
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Floating Allocation Percentage                          17.3528%
Series Participation Interest Default Amount        4,968,640.98


Principal Allocation Components
Numerator for Floating Allocation                 734,740,691.87
Numerator for Fixed Allocation                    752,707,999.57
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.2500%
(c) Rate Sufficient to Cover Interest, Yield             5.0577%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          734,740,691.86
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      3,826,774.44

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          17,887,794.87
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      12,919,153.89
or e]
(b) prior to Accelerated Amort. Date or not        12,919,153.89
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      17.3528%
(d) Net Principal Collections                      74,449,849.24
(e) after Accelerated Amort Date or Early Amort    23,754,564.93
Period, [f*g]
(f) Fixed Allocation Percentage                         17.7772%
(g) Collections of Principal
                                                  133,623,976.88

(h) Minimum Principal Amount, [Min(i,l)]           11,195,654.24
(i)  Floating Allocation Percentage of             23,187,538.17
Principal Collections
(j) 2.5% or 2.2% of the Series Participation 16,164,295.22 Interest Invested Amount
(k) Series Participation Interest Net Default       4,968,640.98
Payment Amount
(l)  the excess of (j) over (k)                    11,195,654.24

(m) Series Participation Interest Net Default       4,968,640.98
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections    11,779,767.88
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,826,774.44
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        4,968,640.98
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                1,224,567.82
Excess [Sec. 4.11(a)(vi)]                           1,759,784.64

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]


Series 1997-2

Owner Trust
Calculations
Due Period           Jun 30,

Ending                  1999
Payment Date         Jul 15,

                        1999


Calculation of

Interest Expense


Index (LIBOR)      4.987500%

Accrual end          Jul 15,    Jun 15,             30

date, accrual           1999       1999
beginning date
and days in
Interest Period
                   Class A-1  Class A-2      Class A-3       Class
B Certificates   Overcoll

                  Amount
Beginning Unpaid 429,886,296 48,000,000     90,000,000
57,000,000  42,000,000 67,854,396
Principal
Balance
Previously              0.00       0.00           0.00
0.00        0.00
unpaid
interest/yield
Spread to index        0.18%      0.29%          0.40%
0.65%       1.00%
Rate (capped at    5.167500%  5.277500%      5.387500%
5.637500%   5.987500%
12.5%, 14%, 14%,
14%, 15%)
Interest/Yield     1,851,198    211,100        404,063
267,781     209,563
Payable on the
Principal
Balance
Interest on             0.00       0.00           0.00
0.00        0.00
previously
unpaid
interest/yield
Interest/Yield     1,851,198    211,100        404,063
267,781     209,563
Due
Interest/Yield                  211,100        404,063
267,781     209,563
Paid               1,851,198


Summary



Beginning

Security Balance 429,886,296 48,000,000     90,000,000
57,000,000  42,000,000 67,854,396
Beginning

Adjusted Balance 429,886,296 48,000,000     90,000,000
57,000,000  42,000,000
Principal Paid                     0.00           0.00
0.00        0.00       0.00
                  18,040,866
Ending Security

Balance          411,845,430 48,000,000     90,000,000
57,000,000  42,000,000 68,007,467
Ending Adjusted

Balance          411,845,430 48,000,000     90,000,000
57,000,000  42,000,000
Ending
      5.8589%
Certificate
Balance as %
Participation
Interest
Invested Amount
Targeted Balance

                 372,763,506 39,618,824     84,809,701
55,742,197  48,921,900
Minimum Adjusted             16,000,000     30,000,000
19,000,000  14,000,000 17,000,000
Balance
Certificate
    7,240,931
Minimum Balance
Ending OC Amount
              51,000,000
as Holdback
Amount
Ending OC Amount
              17,007,467
as Accelerated
Prin Pmts


Beginning Net           0.00       0.00           0.00
0.00        0.00       0.00
Charge offs
Reversals               0.00       0.00           0.00
0.00        0.00       0.00
Charge offs             0.00       0.00           0.00
0.00        0.00       0.00
Ending Net              0.00       0.00           0.00
0.00        0.00       0.00
Charge Offs


Interest/Yield    $2.0298222 $4.3979167     $4.4895833
$4.6979167  $4.9895833
Paid per $1000
Principal Paid   $19.7816512 $0.0000000     $0.0000000
$0.0000000  $0.0000000
per $1000


Series 1997-2  Owner Trust Calculations
Due Period                                             June 1999
Payment Date                                        Jul 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       17,887,794.87
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         153,070.98

Series Participation Interest Monthly Interest      3,826,774.44

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,851,197.86
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           211,100.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           404,062.50
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             267,781.25
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        209,562.50
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-     17,887,794.87
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt                 0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance         153,070.98
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             729,999.35
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt             0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total                0.00
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback             0.00
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate                0.00